DELAWARE POOLED® TRUST

The Select 20 Portfolio
(the "Portfolio")

Supplement to the Portfolio's Prospectus dated February 28, 2010
(as revised March 4, 2010)

In order to more accurately reflect the portfolio management structure of the Select 20 Portfolio, certain members of the team will no longer be listed as Portfolio Managers for the strategy. This specifically includes Christopher M. Erickson, Patrick G. Fortier, and Gregory Heywood who continue to be members of the Focus Growth Team. While every member of the team contributes to the strategy, Jeffrey S. Van Harte, Christopher J. Bonavico, Kenneth F. Broad, and Daniel J. Prislin will continue to have primary day-to-day management responsibility for the Portfolio.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Effective after the close of business on June 24, 2010, the following replaces the information in the section entitled "Who manages the Portfolio? - Investment manager" on page 20.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.
Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Christopher J. Bonavico, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	September 2005
Kenneth F. Broad, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	September 2005
Daniel J. Prislin, CFA	Vice President, Senior Portfolio Manager, Equity Analyst	September 2005
Jeffrey S. Van Harte, CFA	Senior Vice President, Chief Investment Officer - Focus Growth Equity	September 2005

The following restates and supersedes the biographical information in the section entitled "Management of the Trust -Portfolio Managers" for the portfolio managers who are primarily responsible for the day-to-day management of the Portfolio.

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst - The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio
Christopher J. Bonavico joined Delaware Investments in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor's degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst - The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio
Kenneth F. Broad joined Delaware Investments in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University.

Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst - The Large-Cap Growth Equity Portfolio
Christopher M. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm's Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science. Ericksen has managed The Large-Cap Growth Equity Portfolio since its inception.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst - The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio
Daniel J. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor's degree in business administration from the University of California at Berkeley.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer - Focus Growth Equity - The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio
Jeffrey S. Van Harte is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor's degree in finance from California State University at Fullerton.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Portfolio securities.

Please keep this Supplement for future reference.

This Supplement is dated June 24, 2010.